Exhibit 99.3

TIB FINANCIAL CORP.
REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of March 7, 2008 (the “Agreement”), is made by and among TIB Financial Corp. (the “Company”) and the persons listed on the attached Schedule A to this Agreement.

RECITALS

WHEREAS, the Company proposes to sell shares of its Common Stock, $.10 par value (the “Common Stock”), and issue Common Stock Warrants (“Warrants”), subject to and pursuant to a Stock Purchase Agreement of even date (the “Purchase Agreement”), and it is a condition to the closing of such sale that this Agreement be executed and delivered by the parties hereto.

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

SECTION 1. CERTAIN DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

“Acquisition” means (a) a merger in which the Company is not the surviving entity or a sale by the Company or TIB Bank of all or substantially all of its assets, (b) the acquisition by any individual or group (other than the Company) of TIB Bank by means of a merger, consolidation or purchase of 80% or more of its outstanding shares, or (c) the acquisition by any individual or group of beneficial ownership of more than 50% of the outstanding shares of the Company.  The term “group” and the concept of beneficial ownership shall have such meanings ascribed thereto, as set forth in the Exchange Act and the regulations and rules thereunder.  For purposes of this Agreement, where an Acquisition results from a series of related transactions, the Acquisition shall be deemed to have occurred on the date of the consummation of the first such transaction.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means any holder of Registrable Securities.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented, including post-effective amendments, and all material incorporated by reference into such prospectus.

“Registration Expenses” means all expenses incurred by the Company in registering any Registrable Securities under the Securities Act and registering and qualifying such Registrable Securities in any states or other jurisdictions, including, but not limited to, (1) all registration and filing fees (including with respect to filings required to be made with the NASD); (2) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or Holders in connection with all blue sky qualifications of the Registrable Securities); (3) printing (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of printing prospectuses), messenger, telephone and delivery expenses; (4) fees and disbursements of counsel for the Company, the underwriters and one counsel for the sellers of the Registrable Securities; (5) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance); (6) fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the sale of the Registrable Securities or legal expenses of any person or entity other than the Company, the underwriters and Holders); (7) fees and expenses of other persons or entities retained by the Company; and (8) fees and expenses associated with any Financial Industry Regulatory Authority (“FINRA”) filing required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained in accordance with the rules and regulations of FINRA.

“Registration Statement” means any registration statement of the Company that covers any Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such registration statement (including post-effective amendments) and all exhibits and material incorporated by reference in such registration statement.

“Registrable Securities” means, on any given date, the shares of Common Stock then outstanding which were issued pursuant to the  Purchase Agreement and which are held by the Purchasers (as defined in the Purchase Agreement) and the Common Stock issuable upon the conversion or exercise of the Warrants then outstanding; provided, however, that Registrable Securities shall not include any shares of Common Stock that have been (i) registered under the Securities Act and disposed of in accordance with a Registration Statement, or (ii) distributed to the public pursuant Rule 144 under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

SECTION 2. REGISTRATION.

(a)           If at any time after the date of this Agreement and prior to the earlier of (i) the first anniversary of the exercise date of the last outstanding Warrant, or (ii) March 7, 2012, or (iii) the closing date of an Acquisition, the holders (the “Initiating Holders”) of at least 50% of the then Registrable Securities request the Company to register all or part of their Registrable Securities, the Company shall (i) promptly give written notice of such proposed registration (a “Demand Registration”) to all non-Initiating Holders of Registrable Securities, each of which shall have 30 days after delivery of such notice to request the Company to include all or part of his or its Registrable Securities in such registration, and (ii) use its reasonable best efforts to register as soon as practicable all Registrable Securities that Holders requested be included in such registration, provided that the Company shall have no such obligation to register any Registrable Securities within the first 90 days following the date of this Agreement.  Provided, however, that if a Demand Registration is withdrawn by the Majority Initiating Holders as defined in Section 2(c) below because of a material adverse effect on the business, properties, prospects, assets, liabilities, or condition (financial or otherwise) of the Company not known to them at the time they requested such registration, such registration shall not constitute a Demand Registration for purposes of this Section 2.  The holders of Warrants shall be entitled to include the Registrable Securities issuable upon the conversion or exercise of such Warrants in any Demand Registration, and the holders of such Warrants shall not be required to convert or exercise such securities prior to the closing of the sale of their Registrable Securities that are included in such registration.

(b)           Notwithstanding anything to the contrary in Section 2(a), the Company shall not be obligated to take any action to register any Registrable Securities pursuant to a request for a Demand Registration if (i) the number of Registrable Securities requested to be registered is less than 50% of the then Registrable Securities, or (ii) the request to register the Registrable Securities is made within 6 months of the effective date of another registration of Common Stock with respect to which the Holders had an opportunity to include their Registrable Securities.

(c)           If the Initiating Holders requesting any Demand Registration intend for the Registrable Securities being registered to be distributed pursuant to an underwriting (an “Underwritten Demand Registration”), they shall advise the Company of such fact as a part of their request for such registration and the Company shall include such information in the notice provided to all non-Initiating Holders of Registrable Securities pursuant to Section 2(a).  In connection with an Underwritten Demand Registration, the Company shall enter into an underwriting agreement with the managing underwriter or underwriters (the “Underwriter”) selected by Initiating Holders other than officers and directors of the Company (the “Majority Initiating Holders”) holding a majority of the Registrable Securities that such holders requested be registered pursuant to such registration; provided, however, that the Underwriter so selected must be reasonably acceptable to the Company.

(d)           Notwithstanding anything to the contrary in Section 2, the right of any Holder to participate in an Underwritten Demand Registration shall be conditioned upon such Holder agreeing to (a) sell any of his or its Registrable Securities included in such registration on the basis provided in any underwriting arrangements approved by the Majority Initiating Holders, and (b) complete and execute all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

(e)           If the Company agrees to comply with all provisions of Section 2 as if it were a non-initiating Holder, the number of shares of Common Stock requested by the Company shall be included in any Underwritten Demand Registration unless the Underwriter concludes, in its sole discretion, that including the Company in such registration would be inadvisable or inconsistent with the goals of such registration.  In the event that the Company is included in an Underwritten Demand Registration and the number of shares of Common Stock requested by the Company to be included in such registration, when added to the number of Registrable Securities that officers and directors of the Company requested to be included in such registration, exceeds the number of Registrable Securities that all other holders thereof requested to be included in such registration, such registration shall not constitute a Demand Registration for purposes of Section 2.

(f)           If in connection with an Underwritten Demand Registration the Underwriter determines that market factors limit the number of Registrable Securities that can be underwritten, the Common Stock and Registrable Securities requested by the Company and its officers and directors requested to be included in the registration shall be reduced on a pro rata basis to the extent required.  If additional Registrable Securities are required to be excluded from the Underwritten Demand Registration, the number of Registrable Securities of any holder thereof that can be included in such registration shall be equal to the product of (i) the maximum number of Registrable Securities that the Underwriter estimates can be underwritten in connection with such registration, and (ii) a fraction, the numerator of which shall equal the number of Registrable Securities that such holder thereof requested be included in such registration, and the denominator of which shall equal the total number of Registrable Securities that were requested to be included in such registration by all holders thereof other than officers and directors of the Company.  If the number of Registrable Securities that any Holder requested to be included in an Underwritten Demand Registration is to be reduced as a result of market factors, the Company shall promptly notify such Holder of any such reduction and the number of Registrable Securities of such Holder that will be included in such registration.  For the purposes of this Section 2(f), the term “Director” shall not include any Holder who is a director of the Company.

(g)           If in connection with an Underwritten Demand Registration any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw from such underwriting by delivering written notice to the Company, the Underwriter and the Initiating Holders at least 7 days prior to the effective date of the Registration Statement.  Any Registrable Securities withdrawn from such underwriting shall also be withdrawn from such registration.

(h)           In the event of any Demand Registration, the Company shall exercise its reasonable best efforts to register and qualify the Registrable Securities covered by the Registration Statement in each jurisdiction reasonably requested by each Holder of Registrable Securities included in such registration.

(i)           Notwithstanding anything else contained in this Section 2, the Company’s obligations under this Section 2 to use its reasonable best efforts to register as soon as practicable all Registrable Securities shall be suspended, at the option of the Company, for a total of not more than forty-five (45) days if the Company determines in good faith that an event has occurred or conditions exist that result or may result in a Registration Statement or Prospectus containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading (a “Misstatement”).  If the Company determines that a Registration Statement or Prospectus contains a Misstatement, the Company will use all reasonable efforts to cause the Registration Statement and the Prospectus to be amended or supplemented as soon as reasonably possible, so that any Misstatement that triggered the blackout period can be cured and the sale of the Registrable Securities continued as soon as reasonably possible.

(j)           Upon receipt of written notice from the Company that a Registration Statement or Prsopectus contains a Misstatement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until the Holder has received copies of the supplemented or amended prospectus that corrects such Misstatement, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

Notwithstanding anything else contained in this Section 2, the rights granted to holders of Registrable Securities under this Section 2 may only be exercised one time by such holders (except as provided in Section 2(e) or Section 5) and shall terminate on the earlier of (i) the first anniversary of the exercise date of the last outstanding Warrant, or (ii) March 7, 2012, or (iii) the closing date of an Acquisition.

SECTION 3. PIGGYBACK REGISTRATION.

(a)           If the Company elects or is required to register any sale of the shares of any Common Stock, other than pursuant to Section 2 hereof or other than a Registration Statement filed on Form S-8 or Form S-4 (or any similar or successor forms issued by the Commission from time to time), the Company shall (i) promptly provide each Holder with written notice of such registration (a “Piggyback Registration”), which notice shall include a list of all jurisdictions in which the Company intends to register and qualify such Common Stock, and (ii) use its reasonable best efforts to include in such registration all the Registrable Securities requested to be included by any Holder within 30 days after notice of such registration is delivered to Holders.  The holders of Warrants shall be entitled to include the Registrable Securities issuable upon the conversion or exercise of such Warrants in any Piggyback Registration, and the holders of such Warrants shall not be required to convert or exercise such securities prior to the closing of the sale of the Registrable Securities that are included in such registration.

                (b)           If the Company intends for the Common Stock being registered pursuant to any Piggyback Registration to be distributed pursuant to an underwriting (an “Underwritten Piggyback Registration”), the notice provided by the Company to Holders pursuant to Section 3(a) shall state that such registration will be underwritten.

(c)           Notwithstanding anything to the contrary in Section 3, the right of any Holder to participate in an Underwritten Piggyback Registration shall be conditioned upon such Holder agreeing to (a) sell all of its Registrable Securities included in such registration on the basis provided in any underwriting arrangements approved by the Company, and (b) complete and execute all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

(d)            If in connection with any Underwritten Piggyback Registration the Underwriter determines that market factors limit the number of Registrable Securities that can be underwritten, the number of Registrable Securities of any Holder that can be included in such registration shall be equal to the product of (i) the maximum number of Registrable Securities that the Underwriter estimates can be underwritten in connection with such registration, and (ii) a fraction, the numerator of which shall equal the number of Registrable Securities that such Holder requested be included in such registration, and the denominator of which shall equal the total number of Registrable Securities that were requested to be included in such registration by all Holders.  If the number of Registrable Securities that any Holder requested be included in an Underwritten Piggyback Registration is to be reduced as a result of market factors, the Company shall promptly notify such Holder of any such reduction and the number of Registrable Securities of such Holder that will be included in such registration.

(e)           If in connection with any Underwritten Piggyback Registration any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw from such underwriting by delivering written notice to the Company and the Underwriter at least 7 days prior to the effective date of the Registration Statement.  Any Registrable Securities withdrawn from such underwriting shall also be withdrawn from such registration.

(f)           In connection with any Piggyback Registration, the Company shall exercise its best efforts to register and qualify the Registrable Securities included in such registration in each jurisdiction reasonably requested by each Holder of Registrable Securities included in such registration.

(g)           Notwithstanding anything else contained in this Section 3, the rights granted under this Section 3 shall terminate on the earlier of (i) the first anniversary of the exercise date of the last outstanding Warrant, or (ii) March 7, 2012, or (iii) the closing date of an Acquisition.

SECTION 4. REGISTRATION PROCEDURES.

The Company will keep each Holder of Registrable Securities that are included in any registration advised as to the initiation and completion of such registration.  At its expense the Company shall: (a) use its reasonable best efforts to keep any such registration effective for a period of 30 days or until each Holder has completed its distribution of Registrable Securities covered by such registration, whichever occurs earlier; and (b) furnish the number of Prospectuses (including preliminary prospectuses) and other documents as any Holder participating in a registration may reasonably request from time to time.

SECTION 5. REGISTRATION EXPENSES.

Except to the extent otherwise provided in this Agreement, all Registration Expenses incurred in connection with the Demand Registrations and any Piggyback Registration shall be borne by the Company, whether or not a Registration Statement becomes effective.   All Registration Expenses incurred in connection with any other registration of Registrable Securities shall be borne by the Holders.

SECTION 6. INDEMNIFICATION.

(a)           The Company agrees to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) such Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an (“Indemnified Party”), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Party) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any Holder that is furnished in writing to the Company by such Holder expressly for use in a Registration Statement.

In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Parties with respect to which indemnity may be sought against the Company, such Indemnified Party (or the Indemnified Party controlled by such controlling person) shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement).  Such Indemnified Party shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder), provided, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for Indemnified Parties, which firm shall be designated by the Indemnified Parties.  The Company shall be liable for any settlement of any such action or proceeding consented to by the Company, and the Company agrees to indemnify and hold harmless any Indemnified Party from and against any loss, claim, damage, liability or expense by reason of any settlement of any action consented to by the Company.  The Company shall not, without the prior written consent of each Indemnified Party, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought under this Section 6 (whether or not any Indemnified Party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Party from all liability arising out of such action, claim, litigation or proceeding.

(b)           Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, and its respective directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Parties, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement.  In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against an Holder, such Holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Indemnified Party by the preceding paragraph.

(c)           If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) or Section 6(b) (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of the Company on the one hand and of the Indemnified Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 6(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 6(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 6(c), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which such Holder’s Registrable Securities were sold to the public.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 7. MISCELLANEOUS.

(a)           This Agreement constitutes the entire contract among the Company and the Holders relative to the subject matters hereof.  Any previous agreement between the Company and the Holders concerning registration rights of Registrable Securities or the right to obtain information about the Company is superseded by this Agreement.

(b)           None of the provisions of this Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions thereof may not be given, unless the Company has obtained the written consent of Holders holding a majority of the Registrable Securities (assuming for purposes hereof all Warrants have been converted into shares of Common Stock); provided, however, any such amendment, modification, supplement, waiver or consent which adversely affects the rights of the holders of Registrable Securities shall require the approval of Holders holding a majority of Registrable Securities; and provided, further, that a waiver or consent to departure from the provisions of this Agreement that relates exclusively to the rights of Holders whose Registrable Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly adversely affect the rights of any other Holders may be given by the holders of a majority of the Registrable Securities being sold.  Notwithstanding the foregoing, no Holder’s rights under Section 6 may be adversely affected without the consent of such Holder.

(c)           This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida (without regard to the principles of conflicts of laws thereof).

(d)           The sole and exclusive venue for any action arising out of this Agreement shall be a state or federal court situated in Collier County, Florida, and the parties agree to the personal jurisdiction of such courts.  If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, court costs and expenses, incurred in that action or proceeding, in addition to any other relief to which such party may be entitled.

(d)           In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(e)           Any notice required or permitted hereunder shall be given in writing and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, transmitted by fax, or mailed by registered or certified mail (postage prepaid), return receipt requested,  addressed (i) if to the Company, as set forth below the Company’s name on the signature page of this Agreement, and (ii) if to an Holder, at such Holder’s address as set forth on the counterpart signature page to this Agreement, or at such other address as the Company or such Holder may designate by notice complying with the terms of this Section.  Each such notice shall be deemed delivered (a) on the date delivered, if by messenger or courier service; (b) on the date of the confirmation of receipt, if by fax; and (c) either upon the date of receipt or refusal of delivery, if mailed.

(f)           The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

(g)           The rights granted each Holder pursuant to this Agreement may only be assigned by such Holder to (a) an entity, a majority of the outstanding voting interests of which are owned by the Holder, (b) to individuals who would be encompassed within the definition of “members of a family” as to the Holder (as the term “members of family” is defined in Section 1361(c)(1)(B) of the Internal Revenue Code of 1986, as amended) or, (c) pursuant to the laws of descent and distribution or (d) the legal successor in interest by operation of law.

(h)           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

TIB FINANCIAL CORP.

By:_________________________________
Edward V. Lett
President and Chief Executive Officer
599 9th Street North, Suite 101
Naples, Florida 34102-5624

TIB FINANCIAL CORP.
Holders of Common Stock
Registration Rights Agreement - Common Stock

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